UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On June 12, 2006, PricewaterhouseCoopers LLP (“PwC”) notified the Company that it had resigned and that its position as the independent registered public accounting firm for the Company will cease upon completion of its procedures regarding the following: (i) the unaudited interim financial statements of the Company as of June 30, 2006 and for the three and six month periods ending June 30, 2006 and (ii) the Form 10-Q of the Company for the quarter ending June 30, 2006. PwC completed such procedures on August 9, 2006 and effective on the close of business on such date ceased being the Company’s independent registered public accounting firm.

The Company has commenced the process of selecting an independent registered public accounting firm to replace PwC. A Form 8-K will be filed when a new independent registered public accounting firm is engaged, which the Company expects to occur in the third quarter of 2006.

The reports issued by PwC on the Company’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2005 and 2004, and through August 9, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004 and through August 9, 2006, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except for the material weaknesses disclosed below. As of December 31, 2004, management identified and reported material weaknesses in the Company’s internal control over financial reporting. Those identified and reported material weaknesses are:

1.	As of December 31, 2004, the Company did not have an effective control environment based on criteria established in Internal Control—Integrated Framework issued by COSO. Former senior management did not set an appropriate tone at the top that was conducive of an effective control environment, and management determined that more effective communications between senior management and the accounting department needs to be implemented. This control deficiency, together with the control deficiencies described in Item 2 below, indicate that the Company did not maintain an effective control environment. This control deficiency could result in a material misstatement of annual or interim financial statements that would not be prevented or detected. Accordingly, management determined that this control deficiency constitutes a material weakness.

2.	As of December 31, 2004, the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of generally accepted accounting principles commensurate with the Company’s financial reporting requirements. Specifically, the Company had deficiencies in finance and accounting staff with sufficient depth and skill in the application of U.S. generally accepted accounting principles and the staffing of finance positions with individuals who did not have the appropriate skills, training and experience to meet the objectives that should be expected of these roles. Further, the following specific areas are corporate functions in the Company where additional skilled resources are required: external financial reporting, revenue recognition, financial planning and analysis and corporate accounting. This material weakness contributed to the following individual material weaknesses as of December 31, 2004:

a)	The Company did not maintain effective controls over the review and approval of unusual and non-recurring journal entries. Specifically, the Company’s controls failed to prevent or detect inappropriate journal entries made to reverse certain customer account receivable credit balances to revenue. This control deficiency resulted in restatements of the Company’s annual 2003 financial statements, second and third quarter of 2003 financial statements and first quarter of 2004 financial statements.

b)	The Company did not maintain effective controls over cash accounts. Specifically, the Company’s controls failed to prevent or detect the inappropriate write-off of outstanding checks as a reduction of operating expenses or increase in revenues. This control deficiency resulted in restatements of the Company’s annual 2003 financial statements, second and third quarter of 2003 financial statements and the first quarter of 2004 financial statements.

c)

The Company did not maintain effective controls over revenue and deferred revenue accounts. Specifically, the Company’s controls were not adequate to ensure the completeness and accuracy of revenues recorded under non-standard contracts for website advertising, barter advertising, advertising credits or revenues recorded under multiple element arrangements. This control deficiency resulted in restatements of the Company’s 2002 annual financial statements, 2003 annual financial statements, the second and third quarters of 2003 financial statements and the first and second quarters of 2004 financial statements and adjustments to the 2004 annual financial statements and the third and fourth quarter of 2004 financial statements.

d)	The Company did not maintain effective controls over accrued liabilities and the related expense accounts. Specifically the Company’s controls over the completeness, valuation and existence of the determination of recurring accruals, including advertising, consulting, commissions, trade show expenses, health insurance claims and franchise taxes, as part of the close process were not effective. This control deficiency resulted in the restatement of the Company’s 2002 annual financial statements, 2003 annual financial statements, the second, third and fourth quarters of 2003 financial statements and the first and second quarters of 2004 financial statements and adjustments to the third quarter of 2004 financial statements.

e)	The Company did not maintain effective controls over the financial reporting process to ensure the accurate preparation and review of its financial statements. Specifically, the Company’s controls over the completeness, valuation and review of reconciliations and journal entries were ineffective in their design and operation. In addition, the Company did not have effective controls over the process for identifying and accumulating all required supporting information to ensure the completeness of its footnote disclosures. This control deficiency resulted in adjustments to the Company’s 2004 annual financial statements.

f)	The Company did not maintain appropriate controls over the application of generally accepted accounting principles and the valuation of intangible assets acquired in a business combination. This control deficiency resulted in adjustments to the Company’s 2004 annual financial statements and the second and third quarter of 2004 financial statements.

g)	The Company did not maintain effective controls over accounting for an equity investment. Specifically, the Company’s controls over the completeness and valuation of foreign currency translation in equity investment accounting were not effective. This control deficiency resulted in restatements of the Company’s 2002 annual financial statements, 2003 annual financial statements, the second and third quarters of 2003 financial statements and the first quarter of 2004 financial statements.

To address and remediate certain material weaknesses in the Company’s internal control over financial reporting at December 31, 2004, that continued to exist through September 30, 2005, the Company made certain changes to its internal control over financial reporting. The Company implemented measures to change or enhance the design and operating effectiveness of its internal control over financial reporting to remediate material weaknesses that were identified at December 31, 2004. Those remedial measures were:

1.	Implementing training for executive management and the Board of Directors on effective communications.

2.	Developing or revising the Company’s written accounting policies and procedures relating to: (i) disbursement checks outstanding greater than 180 days, (ii) unapplied credits on customer accounts and (iii) voiding of purchase and disbursement transactions.

3.	Implementing an enhanced training program for the Company’s finance staff and accounting personnel to familiarize them with generally accepted accounting principles, Securities and Exchange Commission reporting updates, and the Company’s accounting policies, including formal training related to compliance with state escheat laws.

4.	Implementing a review process in which all journal entries in excess of $50,000 for all revenue recognition, reserve and accrual and related reversals are reviewed by the Controller or Chief Financial Officer.

5.	Instituting recurring annual sub-certifications and recurring quarterly sub-certifications with business unit managers.

6.	Instituting various enhancements to the Company’s lead contract management and delivery systems, as well as access to its financial systems.

7.	Hiring a Vice President and Controller.

The Company has concluded that the above measures have effectively remediated certain of the material weaknesses that were identified at December 31, 2004. Therefore, material weaknesses at December 31, 2004, have been remediated except for those related to not having a sufficient complement of personnel with an appropriate level of accounting knowledge, experience, and training in the application of generally accepted accounting principles commensurate with the Company’s financial reporting requirements which contributed to material weaknesses in (a) revenue and deferred revenue and (b) accrued liabilities and the related expense accounts. The Company’s Audit Committee discussed the subject matter of these material weaknesses with PwC and the Company authorized PwC to respond fully to the inquiries of the Company’s new independent registered public accounting firm regarding such material weaknesses when such firm is engaged.

As of June 30, 2006, March 31, 2006 and December 31, 2005, management identified and reported material weaknesses in the Company’s internal control over financial reporting. Those identified and reported material weaknesses are:

1.	As of June 30, 2006, March 31, 2006 and December 31, 2005, the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience, and training in the application of generally accepted accounting principles commensurate with the Company’s financial reporting requirements. Specifically, the Company lacked an adequate number of finance and accounting staff possessing appropriate knowledge, experience and training in the application of U.S. generally accepted accounting principles to support its accounting and reporting functions. Further, the following specific areas are corporate functions in the Company where additional skilled resources are required: external financial reporting, revenue recognition, and corporate accounting. This material weakness contributed to the following individual material weaknesses as of December 31, 2005:

a.	The Company did not maintain effective controls over revenue and deferred revenue accounts. Specifically, the Company’s controls were not adequate to ensure the completeness and accuracy of revenues recorded under multiple element arrangements. This control deficiency resulted in an audit adjustment to the Company’s 2005 annual consolidated financial statements.

b.	The Company did not maintain effective controls over accrued liabilities and the related expense accounts. Specifically, the Company’s controls over the completeness, valuation, and existence of the determination of accruals as part of the close process were not effective. This control deficiency resulted in audit adjustments to the Company’s 2005 annual consolidated financial statements.

Management and the Audit Committee of the Board of Directors have adopted certain remedial measures that are designed to address the material weaknesses described. The remedial measures include, but are not limited to, the following:

•	Recruitment of additional personnel trained in financial reporting under accounting principles generally accepted in the United States to enhance supervision with regard to, among other things, (i) revenue recognition and deferred revenue, (ii) accrued liabilities and related expenses and (iii) account reconciliations and documentation supporting the Company’s quarterly and annual financial statements.

•	Additional training for the Company’s finance staff and accounting personnel to familiarize them with the Company’s accounting policies, including (i) revenue recognition and deferred revenue and (ii) accrued liabilities and related expenses.

At the direction of, and in consultation with, the Audit Committee of the Board of Directors, management currently is implementing certain of the remedial measures and intends to implement the remaining remedial measures during the course of 2006. While this implementation is underway, the Company is relying on additional manual procedures and the utilization of outside accounting professionals to assist the Company with meeting the objectives otherwise fulfilled by an effective control environment. While the Company is implementing changes to its control environment, there remains a risk that the transitional procedures on which the Company is currently relying will fail to be sufficiently effective under the criteria used to assess effectiveness identified above. The Company’s Audit Committee discussed the subject matter of these material weaknesses with PwC and the Company authorized PwC to respond fully to the inquiries of the Company’s new independent registered public accounting firm regarding such material weaknesses when such firm is engaged.

The Company provided PwC with a copy of this disclosure and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated August 9, 2006, is filed as Exhibit 16.2 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
16.2	Letter from PricewaterhouseCoopers LLC to the Securities and Exchange Commission dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President and Chief Legal and Administrative Officer

Date: August 9, 2006

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
16.2	Letter from PricewaterhouseCoopers LLC to the Securities and Exchange Commission dated August 9, 2006.